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                                    KEYSTONE
                                FAMILY OF FUNDS
                                   [DIAMOND]
                              Balanced Fund (K-1)
                          Diversified Bond Fund (B-2)
                          Growth and Income Fund (S-1)
                          High Income Bond Fund (B-4)
                            International Fund Inc.
                                  Liquid Trust
                           Mid-Cap Growth Fund (S-3)
                         Precious Metals Holdings, Inc.
                            Quality Bond Fund (B-1)
                        Small Company Growth Fund (S-4)
                          Strategic Growth Fund (K-2)
                                 Tax Free Fund
-------------------------------------------------------------------------------
This report was prepared primarily for the information of the Fund's shareholders. It is authorized for distribution if preceded or accompanied by the Fund's current prospectus. The prospectus contains important information about the Fund including fees and expenses. Read it carefully before you invest or send money. For a free prospectus on other Keystone funds, contact your financial adviser or call Keystone.


[KEYSTONE INVESTMENTS LOGO]
P.O. Box 2121
Boston, Massachusetts 02106-2121


K2-R-12/96
33.5M

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                                    KEYSTONE

                       [PHOTO OF MAN AND CHILD ON BEACH]

                                    STRATEGIC
                               GROWTH FUND (K-2)
-------------------------------------------------------------------------------

                                [KEYSTONE LOGO]
                                 ANNUAL REPORT
                                OCTOBER 31, 1996

PAGE 1
------------------------------------
Keystone Strategic Growth Fund (K-2)
Seeks capital growth from a broad spectrum of domestic and foreign securities.

Dear Shareholder:

We would like to take this opportunity to report on the performance of Keystone Strategic Growth Fund (K-2) for the twelve-month period which ended October 31, 1996. Following our letter to you we have included a discussion with your Fund's manager and complete financial information.

Performance

For the twelve-month period which ended October 31, 1996, your Fund returned 12.95%. For the same period, the Standard & Poor's 500 Index (S&P 500), a broad-based index of large company stocks, returned 24.09%.

  Your Fund's short-term results did not meet our expectations. While the stock market indexes posted strong returns for the Fund's fiscal year, the timing of some of our investments and individual stock selection could have been better.

  At the beginning of your Fund's fiscal year we anticipated slower economic growth and no repeat of 1995's excellent market returns. With this in mind, we attempted to reduce our exposure to stocks that we believed might be most at risk in a slow growth environment. Our objective was to broaden your Fund's diversification and emphasize stocks that would be less affected by the expected slow growth environment. This strategy resulted in an emphasis on companies with consistent earnings growth rates, rather than companies with high growth rates.

  In the first quarter of 1996 economic growth turned out to be much stronger than many analysts had expected. Stocks of large, established companies provided the best returns during the period. Strong corporate earnings, relatively low interest rates and stronger-than-expected economic growth propelled blue chip stock indexes to new highs, breaking previous records. Price volatility increased during the fiscal period as investors attempted to gauge the strength of the economy during the first half of 1996. In addition, the smallest earnings disappointment often resulted in sharp stock price declines. In this environment, our holdings of companies with consistent growth rates did not benefit as much as higher growth rate companies.

  As the fiscal year began, we cut back on overweighted sectors and in areas that had provided good returns in 1995, such as technology. However, in some cases these reductions occurred after corrections had occurred. While the timing of these reductions were late, we believed that a smaller exposure to technology stocks was a more appropriate long-term strategy, given the high prices and higher relative volatility of technology stocks.

  The strong performance of blue chip stocks continued into the spring of 1996. However, in April and May small company stocks provided some of the best returns, as investors searched for companies with high earnings growth rates at more attractive valuations than blue chip stocks. Your Fund participated only modestly in the small company stock rally because we had steadily increased our holdings of stocks with consistent earnings records, primarily large company stocks.

  We also increased the Fund's exposure to Japanese stocks during much of the period, based on expectations for an improving economic environment in Japan. These investments provided positive performance in local currency terms. However, the weak yen and strong U.S. dollar hurt performance when converted into U.S. dollars, despite hedging a portion of our investments to protect it from currency changes.

                                                      (continued on next page)

PAGE 2
------------------------------------
Keystone Strategic Growth Fund (K-2)

Our outlook

We expect the favorable economic fundamentals of 1996 to continue into 1997. We believe that the economy should grow at a moderate rate, inflation should remain under control, despite some wage pressures, which should allow interest rates to remain relatively stable.

  For investors with long-term goals, we continue to believe that stocks offer the best potential returns. However, we are now in the sixth year of a stock market rally--the longest since the end of World War II. While we have a favorable outlook for 1997, history has shown that strong performance does not persist indefinitely. Stocks periodically experience price declines. We witnessed this type of "correction" in June and July, followed by a recovery. With this in mind, we encourage you to keep the above average stock market returns of the last few years in perspective.

Keystone acquired by First Union Corporation

On another note, we are pleased to inform you that Keystone has been acquired by First Union Corporation. First Union is a financial services firm based in Charlotte, North Carolina. It is the nation's sixth largest bank holding company with assets of approximately $130 billion. First Union, through its wholly-owned subsidiary Evergreen Asset Management Corp., together with Keystone mutual funds, manages more than $30 billion in 70 mutual funds. While Keystone will remain a separate entity and will continue to provide investment advisory and management services to the Fund, services will be provided under the 'Evergreen Keystone Funds' name. We believe First Union's acquisition of Keystone strengthens the investment management services we provide you.

  Thank you for your continued support of Keystone Strategic Growth Fund (K-2). If you have any questions or comments about your investments, we encourage you to write to us.

Sincerely,

/s/ Albert H. Elfner, III
-------------------------
Albert H. Elfner, III
Chairman
Keystone Investment Management Company


/s/ George S. Bissell
-------------------------
George S. Bissell
Chairman of the Board
Keystone Funds

December 1996

[PHOTO OF ALBERT H. ELFNER, III]
Albert H. Elfner, III

[PHOTO OF GEORGE S. BISSELL]
George S. Bissell

PAGE 3
------------------------------------

A Discussion With
Your Fund Manager

Maureen E. Cullinane is senior portfolio manager of your Fund and leads Keystone's growth stock team. A Chartered Financial Analyst, Ms. Cullinane has over 20 years of investment experience. She received BA and MA degrees from Emmanuel College with post-graduate study at the Universite de Paris. She holds an MBA from Boston University. Together with Margery C. Parker, portfolio manager of Keystone Mid-Cap Growth Fund (S-3), the team focuses on selecting companies with growing earnings.

Q  What was the environment like during the twelve-month period?

A At the end of 1995, economic growth was moderate, inflation was contained, and interest rates had declined. This had been a favorable environment for stocks. At the beginning of 1996, the environment changed. While stock prices rose, they fluctuated broadly as virtually every new economic statistic triggered a debate over growth and inflation and whether or not the Federal Reserve Board would raise interest rates. In June and July, stock prices experienced steep declines. We believe this short-term correction helped wring out the excesses in the market and brought stock prices to more reasonable levels. During August, September and October, stocks generally rose in value.

Q  How did you manage the Fund during this period?

A Because of uncertainties in the market, we attempted to reduce risk by focusing on consistency and diversification. In order to minimize the effects of the market's gyrations on the portfolio, we invested in stable growth companies. These are companies that tend to grow regardless of the state of the economy. We emphasized companies that have had consistent earnings growth rates of approximately 20%. On October 31, 1996, nearly 60% of the portfolio's assets were invested in stable growth companies. We increased the diversification of the portfolio, because we wanted the Fund to have broad representation in a number of market sectors.

Q How did your focus on consistency and diversification change the composition of the Fund?

A At the beginning of the period, finance companies accounted for the Fund's largest industry weighting, and drug companies composed the Fund's second largest industry. On October 31, 1996, these two industry sectors still occupied the number one and two positions in the fund, however, the percentage of assets in each category was reduced.

 Twelve months ago, technology stocks (software services, telecommunications, and electronics products companies) were among the Fund's top five industry sectors. On October 31, 1996, there were fewer technology stocks in the portfolio. Oil services, business services, and food companies were more prominent in the portfolio

Fund Profile
Objective: Seeks capital growth from a broad spectrum of domestic and foreign securities.
Number of stocks: 70
Commencement of investment operations: September 11, 1935
Net assets: $497 million
Newspaper Symbol: "StrGrK2"

PAGE 4
------------------------------------
Keystone Strategic Growth Fund (K-2)

Your Fund Invests In . . .
(bullet) Companies with strong management teams, leading market positions and solid balance sheets
(bullet) Stocks of any size in any industry: small-, mid-, and large-cap (bullet) U.S. stocks and stocks of established foreign companies and were among the Fund's top five industry sectors. We believed this more diverse portfolio of growth stocks would benefit the Fund over the long term.

Q  How do you decide which industries are most attractive?

A We take a "top-down" and "bottoms-up," approach. First we analyze trends in the economy, and then look at how certain industries and companies may benefit from those trends. In selecting stocks for the portfolio, we focus on a company's fundamentals, that is, we assess its management, financials, product line, and potential earnings growth.

Q Why were finance stocks a consistent theme in the portfolio throughout the twelve months?

A On October 31, 1996, finance stocks accounted for 14.7% of the Fund's net assets. We believe the stocks of finance companies benefitted from relatively low interest rates and from consolidation in the industry. Strong performers in this area included Bank of Boston and BankAmerica, two large banks that have expanded their businesses by acquiring smaller banks. During the last six months of the period, we broadened the Fund's financial holdings to include Morgan Stanley, and Travelers Group. Travelers is the parent company of Smith Barney, a brokerage firm. The addition of these two stocks increased the Fund's exposure to firms that were benefitting from the strength of the securities markets.

Q You reduced the drug position in the portfolio from 10.2% of net assets on October 31, 1995 to 8.1% on October 31, 1996. Why?

A Even though we took profits in some of the companies that had performed in line with our expectations, drug stocks were the Fund's second largest industry weighting on October 31, 1996. Drug businesses benefitted from cost efficiencies following restructurings and major acquisitions. We invested in American Home Products, Johnson & Johnson, and Warner Lambert. We also owned two foreign drug companies during the period--Rhone Poulenc Rorer and Smithkline Beecham.

Q Energy companies composed a significant portion of portfolio assets. Why were these companies attractive?

A Energy companies, which include oil services businesses, large oil companies, and natural gas firms, accounted for 14.2% of net assets on October 31, 1996. We believe that energy companies have benefitted from restructuring efforts of the last several years, improved drilling and exploration techniques, and an increase in demand.

  In particular, oil services businesses, which support the drilling activities of the industry by supplying

Top 5 Industries
as of October 31, 1996

                            Percentage of
Industry                      net assets
-----------------------------------------
Finance                          14.7
-----------------------------------------
Drugs                             8.1
-----------------------------------------
Oil services                      7.1
-----------------------------------------
Business services                 6.8
-----------------------------------------
Telecommunications                6.7
-----------------------------------------

PAGE 5
------------------------------------


Diversification by
Market Capitalization
as of October 31, 1996

[TABULAR REPRESENTATION OF PIE CHART]

Large-cap(1)                         70%
Small-cap stocks (U.S.)               5%
Mid-cap stocks (U.S.)                25%

(as a percentage of long-term portfolio assets)


A stock's market capitalization, or market cap, is its stock price multiplied by the number of shares outstanding.

-----------------
(1)Includes 15% of net assets invested in foreign stocks.

rigs, boats, pumping and seismology equipment, were among the best performers. In the oil services area, we held ENSCO International, Schlumberger, and Tidewater. We also invested in two large oil companies-- Exxon and Mobil. In the natural gas area, we invested in Anadarko, a company that is exploring several new gas fields, and United Meridian, a company that is conducting a drilling operation off the coast of Africa.

Q During the last six months of the period, you increased the retail portion of the portfolio from 3% to 4.8% of net assets on October 31, 1996. Why did retail stocks offer opportunity?

A Over the past year, unemployment declined, wages increased modestly, and there were fewer headlines announcing layoffs at major corporations. We believe these conditions helped boost consumer confidence. Historically, heightened consumer confidence has been beneficial to the retail industry. In the retail area, we invested in Loehmann's and Saks, two stores that market to upscale consumers. We also invested in Abercrombie & Fitch, a store that caters to older teens and young adults. In addition, we held Staples, a leader in the discount office supply business.

Q You increased the foreign investments in the portfolio from 9% to 13.6%. How did you manage the foreign component of the Fund?

A We were very selective in our approach to foreign markets. In Western Europe, fiscal discipline and restructuring led to lower interest rates and stronger corporate earnings. The rising U.S. dollar helped boost earnings of large, multinational corporations that sell goods in the United States. In Japan, the economic recovery was stalled by the weakness of the yen relative to the U.S. dollar. Anticipating economic successes in Europe, we increased the Fund's holdings there and reduced the Fund's weighting in Japan.

Q  What is your outlook?

A We expect the environment for growth stocks to remain healthy. As we enter 1997, we expect economic growth to be moderate and inflation and interest rates to remain relatively low. These factors, along with our expectations for positive earnings, should favor growth stocks. However, we believe that returns in 1997 may be less than those of 1996. We would not be surprised to see some short-term pullback in stock prices in the months ahead. Should a 'correction' in the stock market occur, we would view it as a normal part of the investing cycle, and use it as an opportunity to purchase more high quality stocks at lower prices.

PAGE 6
------------------------------------
Keystone Strategic Growth Fund (K-2)


Top 10 Holdings
as of October 31, 1996
                                                     Percentage of
Stock                      Industry                  net assets
-------------------------------------------------------------------
General Electric           Capital goods                  4.3
-------------------------------------------------------------------
ENSCO International        Oil services                   2.8
-------------------------------------------------------------------
USA Waste Services         Business services              2.6
-------------------------------------------------------------------
Microsoft                  Software services              2.3
-------------------------------------------------------------------
Travelers Group            Insurance                      2.3
-------------------------------------------------------------------
Bank of Boston             Finance                        2.3
-------------------------------------------------------------------
Intel                      Electronic products            2.3
-------------------------------------------------------------------
Coca-Cola                  Foods                          2.2
-------------------------------------------------------------------
HFS                        Amusements                     2.2
-------------------------------------------------------------------
Tidewater                  Oil services                   2.1
-------------------------------------------------------------------

                                   [DIAMOND]
                       This column is intended to answer
                           questions about your Fund.
        If you have a question you would like answered, please write to:
                  Evergreen Keystone Investment Services, Inc.
                  Attn: Shareholder Communications, 22nd Floor
             200 Berkeley Street, Boston, Massachusetts 02116-5034.

PAGE 7
------------------------------------

Your Fund's Performance

Growth of an investment in
Keystone Strategic Growth Fund (K-2)

In Thousands

[MOUNTAIN CHART]

            Initial           Reinvested
           Investment        Distributions
10/86        10000               10000
              8269               10015
10/88         7152               10789
              8401               13135
10/90         7141               11815
              8959               16396
10/92         8324               17441
              9858               21797
10/94         8258               22571
              8817               25968
10/96         9507               29331

A $10,000 investment in Keystone Strategic Growth Fund (K-2) made on October 31, 1986 with all distributions reinvested was worth $29,331 on October 31, 1996. Past performance is no guarantee of future results.


Twelve-Month Performance           as of October 31, 1996
=========================================================
Total return*                                      12.95%
Net asset value 10/31/95                          $ 8.05
                10/31/96                          $ 8.68
Dividends                                         $ 0.01
Capital gains                                     $ 0.36

* Before deduction of contingent deferred sales charge (CDSC).

Historical Record                  as of October 31, 1996
=========================================================
                                 If you        If you did
Cumulative total return         redeemed       not redeem
1-year                             9.95%          12.95%
5-year                            78.89%          78.89%
10-year                          193.31%         193.31%
Average annual total return
1-year                             9.95%          12.95%
5-year                            12.34%          12.34%
10-year                           11.36%          11.36%


The "if you redeemed" returns reflect the deduction of the 3% CDSC for those investors who bought and sold Fund shares after one calendar year. Investors who retained their fund investment earned the returns reported in the second column of the table.

  The investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.

  Shareholders may exchange shares for another Keystone fund by calling or writing to Keystone directly, or through Keystone's Automated Response Line
(KARL). The Fund reserves the right to change or terminate the exchange offer.

PAGE 8
------------------------------------
Keystone Strategic Growth Fund (K-2)

Growth of an Investment

Comparison of change in value of a $10,000 investment in Keystone Strategic Growth Fund (K-2), the Standard
& Poor's 500 Index and the Consumer Price Index.


In Thousands        October 1986 through October 1996

          Fund Average
       Annual Total Return
----------------------------------
1 Year        5 Year       10 Year
9.95%         12.34%        11.36%


[LINE CHART]

           Fund     S&P      CPI
10/86     10000    10000    10000
          10015    10642    10453
10/88     10789    12192    10898
          13135    15346    11387
10/90     11815    14184    12103
          16396    18930    12457
10/92     17441    20816    12856
          21797    23926    13209
10/94     22571    24852    13554
          25968    31424    13935
10/96     29331    38993    14306


Past performance is no guarantee of future results. The one-year return reflects the deduction of the Fund's 3% contingent deferred sales charge for shares held for at least one year. The Consumer Price Index is through September 30, 1996.


This chart graphically compares your Fund's total return performance to certain investment indexes. It is the result of fund performance guidelines issued by the Securities and Exchange Commission. The intent is to provide investors with more information about their investment.

Components of the chart

The chart is composed of three lines that represent the accumulated value of an initial $10,000 investment for the period indicated. The lines illustrate a hypothetical investment in:

1. Keystone Strategic Growth Fund (K-2)

The Fund seeks capital growth from a broad spectrum of domestic and foreign securities. The return is quoted after deducting sales charges (if applicable), fund expenses and transaction costs and assumes reinvestment of all distributions.

2. Standard & Poor's 500 Index (S&P 500)

The S&P 500 is a broad-based unmanaged index of common stock prices. It is comprised of stocks of the largest U.S. companies. These stocks are selected and compiled by Standard & Poor's Corporation according to criteria that may be unrelated to your Fund's investment objective.

4. Consumer Price Index (CPI)

This index is a widely recognized measure of the cost of goods and services produced in the U.S.. The index contains factors such as prices of services, housing, food, transportation and electricity which are compiled by the U.S. Bureau of Labor Statistics. The CPI is generally considered a valuable benchmark for investors who seek to outperform increases in the cost of living.

  These indexes do not include transaction costs associated with buying and selling securities, and do not hold cash to meet redemptions. It would be difficult for most individual investors to duplicate these indexes.

Understanding what the chart means

The chart demonstrates your Fund's total return performance in relation to a well known investment index and to increases in the cost of living. It is important to understand what the chart shows and does not show.

  This illustration is useful because it charts Fund and index performance over the same time frame and over a long period. Long-term performance is a more reliable and useful measure of performance than measurements of short-term returns or temporary swings in the market. Your financial adviser can help you evaluate fund performance in conjunction with the other important financial considerations such as safety, stability and consistency.

PAGE 9
------------------------------------

Limitations of the chart

The chart, however, limits the evaluation of Fund performance in several ways. Because the measurement is based on total returns over an extended period of time, the comparison often favors those funds which emphasize capital appreciation when the market is rising. Likewise, when the market is declining, the comparison usually favors those funds which take less risk.

Performance can be distorted

Funds which are more conservative in their orientation and which place an emphasis on capital preservation will tend to compare less favorably when the market is rising. In addition, funds which have income as one of their objectives also will tend to compare less favorably to relevant indexes.

  Indexes may also reflect the performance of some securities which a fund may be prohibited from buying. A bond fund, for example, may be limited to investments in only high quality bonds, or a stock fund may only be able to buy stocks that have been traded on a stock exchange for a minimum number of years or of a certain company size. Indexes usually do not have the same investment restrictions as your Fund.

Indexes do not include costs of investing

The comparison is further limited in its utility because the index does not take into account any deductions for sales charges, transaction costs or other fund expenses. Your Fund's performance figures do reflect such deductions. Sales charges--whether up-front or deferred--pay for the cost of the investment advice of your financial adviser. Transaction costs pay for the costs of buying and selling securities for your Fund's portfolio. Fund expenses pay for the costs of investment management and various shareholder services. None of these costs are reflected in index total returns. The comparison is not completely realistic because an index cannot be duplicated by an investor--even an unmanaged index--without incurring some charges and expenses.

One of several measures

The chart is one of several tools you can use to understand your investment. It should be read in conjunction with the Fund's prospectus, and annual and semiannual reports. Also, your financial adviser, who understands your personal financial situation, can best explain the features of your Keystone fund and how it applies to your financial needs.

Future returns may be different

Shareholders also should be mindful that the long-run performance of either the Fund or the indexes is not representative of what shareholders should expect to receive from their Fund investment in the future; it is presented to illustrate only past performance and is not a guarantee of future returns.

PAGE 10
------------------------------------
Keystone Strategic Growth Fund (K-2)

                                   Glossary of
                                Mutual Fund Terms

  MUTUAL FUND--A company which combines the investment money of many people whose financial goals are similar, and invests that money in a variety of securities. A mutual fund allows the smaller investor the benefits of diversification, professional management and constant supervision usually available only to large investors.

  PORTFOLIO MANAGER--An investment professional who is responsible for managing a portfolio's assets prudently and making appropriate investment decisions, such as which securities to buy, hold and sell, based on the investment objectives of the portfolio.

  STOCK--Equity or ownership interest in a corporation, which represents a claim on the corporation's assets and earnings.

  BOND--Security issued by a government or corporation to those from whom it has borrowed money. A bond usually promises to pay interest income to the bondholder at regular intervals and to repay the entire amount borrowed at maturity date.

  CONVERTIBLE SECURITY--A corporate security (usually preferred stock or bonds) that is exchangeable for a set number of another security type (usually common stocks) at a pre-stated price.

  MONEY MARKET FUND--A mutual fund whose assets are invested in a diversified portfolio of short-term securities, including commercial paper, bankers' acceptances, certificates of deposit and other short-term instruments. The fund pays income which can fluctuate daily. Liquidity and safety of principal are primary objectives.

  NET ASSET VALUE (NAV) PER SHARE--The value of one share of a mutual fund. The NAV per share is determined by subtracting a fund's total liabilities from its total assets, and dividing that amount by the number of fund shares outstanding.

  DIVIDEND--A per share distribution of the income earned from the fund's portfolio holdings. When a dividend distribution is made, the fund's net asset value drops by the amount of the distribution because the distribution is no longer considered part of the fund's assets.

  CAPITAL GAIN--The profit from the sale of securities, less any losses. Capital gains are paid to fund shareholders on a per share basis. When a capital gain distribution is made, the fund's net asset value drops by the amount of the distribution because the distribution is no longer considered part of the fund's assets.

  YIELD--The annualized rate of income as measured against the current net asset value of fund shares.

  TOTAL RETURN--The change in value of a fund investment over a specified period of time, taking into account the change in a fund's market price and the reinvestment of all fund distributions.

  SHORT-TERM--An investment with a maturity of one year or less.

  LONG-TERM--An investment with a maturity of greater than one year.

  AVERAGE MATURITY--The average number of days until the notes, drafts, acceptances, bonds or other debt instruments in a portfolio become due and payable.

  OFFERING PRICE--The offering price of a share of a mutual fund is the price at which the share is sold to the public.

PAGE 11
------------------------------------

SCHEDULE OF INVESTMENTS--October 31, 1996

                                                                                     Market
                                                                     Shares          Value
=============================================================================================
COMMON STOCKS (89.3%)
BRAZIL (1.0%)
Telecommunications (1.0%)
 Telecomunicacoes Brasileiras S.A. ADR                                65,000      $ 4,842,500
---------------------------------------------------------------------------------------------
GERMANY (0.5%)
Retail (0.5%)
 Adidas AG                                                            27,000        2,314,184
---------------------------------------------------------------------------------------------
JAPAN (2.2%)
Appliances and Furnishings (1.2%)
 Sony Corp.                                                          100,000        5,998,858
---------------------------------------------------------------------------------------------
Automotive (0.5%)
 Fuji Heavy Industry                                                 570,000        2,653,375
---------------------------------------------------------------------------------------------
Drugs (0.5%)
 Taisho Pharmaceutical                                               130,000        2,580,475
---------------------------------------------------------------------------------------------
TOTAL JAPAN                                                                        11,232,708
---------------------------------------------------------------------------------------------
MEXICO (3.4%)
Advertising and Publishing (0.6%)
 Grupo Televisa S.A. de C.V. ADR                                     120,000        3,150,000
---------------------------------------------------------------------------------------------
Auto Industry (0.9%)
 Desc S.A. de C.V. ADR (c)                                           230,000        4,427,500
---------------------------------------------------------------------------------------------
Foods (1.1%)
 PanAmerican Beverages, Inc. ADR                                     130,000        5,671,250
---------------------------------------------------------------------------------------------
Finance (0.8%)
 Grupo Financiero Banamex                                          1,837,000        3,885,412
---------------------------------------------------------------------------------------------
TOTAL MEXICO                                                                       17,134,162
---------------------------------------------------------------------------------------------
NETHERLANDS (1.5%)
Advertising & Publishing (1.5%)
 Wolters Kluwer N.V. (c)                                              56,719        7,290,867
---------------------------------------------------------------------------------------------
TAIWAN (0.2%)
Finance (0.2%)
 Chronicle 2001 Mutual Fund (c)                                    1,653,374          748,041
---------------------------------------------------------------------------------------------
UNITED KINGDOM (2.6%)
Advertising and Publishing (1.2%)
 Pearson PLC                                                         500,000        6,168,620
---------------------------------------------------------------------------------------------
Business Services (1.4%)
 Compass Group PLC                                                   675,000        6,712,647
---------------------------------------------------------------------------------------------
TOTAL UNITED KINGDOM                                                               12,881,267
---------------------------------------------------------------------------------------------
UNITED STATES (77.9%)
Aerospace (1.5%)
 Boeing Co.                                                           80,000      $ 7,630,000
---------------------------------------------------------------------------------------------
Amusement (2.2%)
 HFS, Inc. (c)                                                       149,000       10,914,250
---------------------------------------------------------------------------------------------
Automotive (0.5%)
 Danaher Corp.                                                        65,000        2,656,875
---------------------------------------------------------------------------------------------
Building (0.7%)
 Fastenal Co.                                                         75,000        3,478,125
---------------------------------------------------------------------------------------------
Business Services (5.4%)
 Thermo Electron Corp.                                               240,000        8,760,000
 USA Waste Services, Inc. (c)                                        400,000       12,800,000
 U.S. Filter Corp. (c)                                               153,400        5,292,300
---------------------------------------------------------------------------------------------
                                                                                   26,852,300
---------------------------------------------------------------------------------------------
Capital Goods (4.3%)
 General Electric Co.                                                220,000       21,285,000
---------------------------------------------------------------------------------------------
Chemicals (1.1%)
 DuPont E. I. DeNemours and Co.                                       60,000        5,565,000
---------------------------------------------------------------------------------------------
Consumer Goods (2.4%)
 CUC International, Inc. (c)                                         251,400        6,159,300
 Procter & Gamble Co.                                                 60,000        5,940,000
---------------------------------------------------------------------------------------------
                                                                                   12,099,300
---------------------------------------------------------------------------------------------
Drugs (7.6%)
 Amercian Home Products Corp.                                         94,200        5,769,750
 Gilead Sciences, Inc. (c)                                           151,300        3,508,269
 Johnson & Johnson Co.                                               130,000        6,402,500
 Rhone Poulenc Rorer Inc.                                            125,000        8,390,625
 Smithkline Beecham P L C                                            100,000        6,262,500
 Warner Lambert Co.                                                  115,000        7,316,875
---------------------------------------------------------------------------------------------
                                                                                   37,650,519
---------------------------------------------------------------------------------------------
Electronics Products (3.4%)
 Analog Devices, Inc. (c)                                            200,000        5,200,000
 Intel Corp.                                                         105,000       11,530,312
---------------------------------------------------------------------------------------------
                                                                                   16,730,312
---------------------------------------------------------------------------------------------
Finance (12.0%)
 Bank of Boston Corp.                                                181,700       11,628,800
 BankAmerica Corp.                                                    68,900        6,304,350
 Federal Home Loan Mortgage Corp.                                     90,000        9,090,000
 Morgan Stanley Group Inc.                                           100,000        5,025,000
 NationsBank Corp.                                                    71,800        6,767,150
 Norwest Corp.                                                       212,400        9,319,050


PAGE 12
------------------------------------
Keystone Strategic Growth Fund (K-2)

SCHEDULE OF INVESTMENTS--October 31, 1996
                                                                                     Market
                                                                     Shares          Value
=============================================================================================
United States -- (cont'd)
Finance -- (cont'd)
 Travelers Group, Inc.                                               215,000     $ 11,663,750
---------------------------------------------------------------------------------------------
                                                                                   59,798,100
---------------------------------------------------------------------------------------------
Foods (5.2%)
 Coca-Cola Co.                                                       220,000       11,110,000
 Flowers Industries, Inc.                                            357,600        8,358,900
 Philip Morris Cos., Inc.                                             51,000        4,723,875
 Richfood Holdings, Inc.                                              65,900        1,602,194
---------------------------------------------------------------------------------------------
                                                                                   25,794,969
---------------------------------------------------------------------------------------------
Insurance (1.2%)
 American International Group, Inc.                                   55,000        5,974,375
---------------------------------------------------------------------------------------------
Metals & Mining (0.6%)
 Aluminum Co. of America                                              50,000        2,931,250
---------------------------------------------------------------------------------------------
Natural Gas (3.8%)
 Anadarko Petroleum Corp.                                            115,200        7,329,600
 Noble Affiliates, Inc.                                              175,000        7,612,500
 United Meridian Corp. (c)                                            87,100        4,104,587
---------------------------------------------------------------------------------------------
                                                                                   19,046,687
---------------------------------------------------------------------------------------------
Office Products (2.8%)
 Compaq Computer Corp. (c)                                            80,000        5,570,000
 EMC Corp. (c)                                                       280,300        7,357,875
 Synopsys, Inc. (c)                                                   20,200          914,050
---------------------------------------------------------------------------------------------
                                                                                   13,841,925
---------------------------------------------------------------------------------------------
Oil (3.3%)
 Exxon Corp.                                                          95,000        8,419,375
 Mobil Corp.                                                          67,500        7,880,625
---------------------------------------------------------------------------------------------
                                                                                   16,300,000
---------------------------------------------------------------------------------------------
Oil Services (7.1%)
 ENSCO International, Inc. (c)                                       325,000       14,056,250
 Halliburton Co.                                                     100,000        5,662,500
 Schlumberger, Ltd.                                                   50,437        4,999,568
 Tidewater, Inc.                                                     238,800       10,447,500
---------------------------------------------------------------------------------------------
                                                                                   35,165,818
---------------------------------------------------------------------------------------------
Retail (4.8%)
 Abercrombie & Fitch Co. (c)                                         204,700        4,503,400
 Federated Department Stores, Inc. (c)                               100,000        3,300,000
 Loehmann's Holdings, Inc. (c)                                       100,000        2,662,500
 Saks Holdings, Inc. (c)                                             165,000        5,775,000
 Staples, Inc. (c)                                                   418,450        7,845,938
---------------------------------------------------------------------------------------------
                                                                                   24,086,838
---------------------------------------------------------------------------------------------
United States -- (cont'd)
 Software Services (2.3%)
 Microsoft Corp. (c)                                                  85,000     $ 11,671,562
---------------------------------------------------------------------------------------------
Telecommunications (5.7%)
 Cisco Systems, Inc. (c)                                              85,000        5,254,062
 Teleport Communications Group (c)                                   189,800        4,673,825
 3Com Corp. (c)                                                       75,000        5,076,563
 U.S. Robotics Corp.                                                 120,000        7,552,500
 Lucent Technologies, Inc.                                           116,800        5,489,600
---------------------------------------------------------------------------------------------
                                                                                   28,046,550
---------------------------------------------------------------------------------------------
TOTAL UNITED STATES                                                               387,519,755
---------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
 (Cost--$369,300,279)                                                             443,963,484
---------------------------------------------------------------------------------------------
PREFERRED STOCK (2.2%)
BRAZIL (2.2%)
 Finance (1.7%)
 Banco Bradesco S.A.                                             645,300,000        5,502,071
 Banco Itau S.A.                                                   6,441,000        2,789,804
---------------------------------------------------------------------------------------------
                                                                                    8,291,875
---------------------------------------------------------------------------------------------
Metals & Mining (0.5%)
 Companhia Vale do Rio Doce Navegacao S.A.                           115,000        2,384,174
---------------------------------------------------------------------------------------------
TOTAL BRAZIL                                                                       10,676,049
---------------------------------------------------------------------------------------------
TOTAL PREFERRED STOCK
 (Cost--$9,558,296)                                                                10,676,049
---------------------------------------------------------------------------------------------
                                                                  Maturity
                                                                    Value
=============================================================================================
REPURCHASE AGREEMENT (6.5%)
 Investment in repurchase agreements in a joint trading
  account, purchased 10/31/96, 5.565%, maturing 11/1/96
  (Cost--$32,250,000) (a)                                       $ 32,254,985       32,250,000
---------------------------------------------------------------------------------------------
TOTAL INVESTMENTS
 (Cost--$411,108,575) (d)                                                         486,889,533
---------------------------------------------------------------------------------------------
FOREIGN CURRENCY HOLDINGS
 (Cost--$10,523) (0.0%) (b)                                                            10,491
OTHER ASSETS AND LIABILITIES--NET (2.0%)                                            9,976,437
---------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                $496,876,461
---------------------------------------------------------------------------------------------

PAGE 13
------------------------------------

(a) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio.

(b) Investments denominated in the local currency and/or foreign currency holdings of certain foreign countries are considered illiquid due to current foreign exchange restrictions of these foreign markets.

(c) Non-income producing security.

(d) The cost of investments for federal income tax purposes amounted to $411,116,314.

Gross unrealized appreciation and depreciation of investments, based on identified tax cost, at October 31, 1996 are as follows:

Gross unrealized appreciation      $80,887,005
Gross unrealized depreciation       (5,113,786)
                                   -----------
Net unrealized appreciation        $75,773,219
                                   ===========

Legend of Portfolio Abbreviations:
ADR--American Depository Receipt

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                                                                   Net Unrealized
Exchange                                     U.S. $ Value at      In Exchange      Appreciation/
Date                                        October 31, 1996      for U.S. $       (Depreciation)
-------------------------------------------------------------------------------------------------
Forward Foreign Currency Exchange Contracts to Sell:
                 Contracts to Deliver
---------------------------------------
11/20/96       1,757,628 Pound Sterling        $2,859,466         $2,720,000          ($139,466)
1/27/97        668,790,000 Japanese Yen         5,946,510          6,000,000            53,490

See Notes to Financial Statments.

PAGE 14
------------------------------------
Keystone Strategic Growth Fund (K-2)

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each year)See Notes to Financial
Statements.

                                                         Year Ended October 31,
                                       -----------------------------------------------------------
                                         1996         1995        1994        1993         1992
==================================================================================================
Net asset value
 beginning of year                     $   8.05     $   7.54    $   9.00    $   7.60     $   8.18
--------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)              (0.04)       (0.02)          0       (0.06)       (0.01)
Net realized and unrealized gain
 (loss) on investments and foreign
 currency related transactions             1.04         1.13        0.23        1.89         0.42
--------------------------------------------------------------------------------------------------
 Total from investment operations          1.00         1.11        0.23        1.83         0.41
--------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                     (0.01)           0           0           0        (0.01)
In excess of net investment income            0            0           0       (0.03)       (0.05)
Net realized gain on investments
 and foreign currency related
 transactions                             (0.36)       (0.60)      (1.66)      (0.40)       (0.93)
In excess of net realized gain on
 investments and foreign currency
 related transactions                         0            0       (0.03)          0            0
--------------------------------------------------------------------------------------------------
 Total distributions                      (0.37)       (0.60)      (1.69)      (0.43)       (0.99)
--------------------------------------------------------------------------------------------------
Net asset value end of year            $   8.68     $   8.05    $   7.54    $   9.00     $   7.60
==================================================================================================
Total return (a)                          12.95%       15.05%       3.55%      24.97%        6.38%
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                            1.91%(b)     2.01%(b)    1.73%       1.83%        1.58%
 Net investment income (loss)             (0.48%)      (0.25%)     (0.17%)     (0.57%)      (0.15%)
Portfolio turnover rate                     156%         140%         68%         65%          62%
Average commission rate paid           $ 0.0042          N/A         N/A         N/A          N/A
--------------------------------------------------------------------------------------------------
Net assets end of year (thousands)     $496,876     $491,610    $416,684    $403,693     $321,794
==================================================================================================

                                         1991         1990        1989        1988        1987
=================================================================================================
Net asset value
beginning of year                      $   6.52     $   7.67    $   6.53    $   7.55    $   9.13
 ------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)               0.08         0.08        0.16        0.18        0.02
Net realized and unrealized gain
(loss) on investments and foreign
currency related transactions              2.24        (0.80)       1.21        0.19        0.04
 ------------------------------------------------------------------------------------------------
 Total from investment operations          2.32        (0.72)       1.37        0.37        0.06
 ------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                     (0.16)       (0.18)      (0.18)      (0.14)      (0.13)
In excess of net investment income            0            0           0           0           0
Net realized gain on investments
and foreign currency related
transactions                              (0.50)       (0.25)      (0.05)      (1.25)      (1.51)
In excess of net realized gain on
investments and foreign currency
related transactions                          0            0           0           0           0
 ------------------------------------------------------------------------------------------------
 Total distributions                      (0.66)       (0.43)      (0.23)      (1.39)      (1.64)
 ------------------------------------------------------------------------------------------------
Net asset value end of year            $   8.18     $   6.52    $   7.67    $   6.53    $   7.55
=================================================================================================
Total return (a)                          38.77%      (10.05%)     21.74%       7.73%       0.15%
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                            1.52%        1.65%       1.59%       1.69%       2.12%
 Net investment income (loss)              0.99%        1.64%       2.06%       2.14%       0.23%
Portfolio turnover rate                      86%          30%         40%         89%        104%
Average commission rate paid                N/A          N/A         N/A         N/A         N/A
 ------------------------------------------------------------------------------------------------
Net assets end of year (thousands)     $339,359     $234,060    $329,994    $328,205    $298,748
=================================================================================================

(a) Excluding applicable sales charges.
(b) Ratio of total expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 1.90% and 2.00% for the years ended October 31, 1996 and 1995, respectively.

See Notes to Financial Statements.

PAGE 15
------------------------------------


STATEMENT OF ASSETS AND LIABILITIES
October 31, 1996
==================================================================
Assets
 Investments at market value (identified cost--
   $411,108,575)                                      $486,889,533
 Foreign currency holdings (identified cost--
   $10,523)                                                 10,491
 Cash                                                       11,459
 Receivable for:
  Investments sold                                      16,837,391
  Unrealized appreciation on forward foreign
    currency exchange contracts                             53,490
  Fund shares sold                                          19,663
  Dividends and interest                                   464,949
  Foreign tax reclaims                                      19,943
  Prepaid expenses and other assets                         40,500
------------------------------------------------------------------
   Total assets                                        504,347,419
------------------------------------------------------------------
Liabilities
 Payable for:
  Investments purchased                                  6,995,054
  Unrealized depreciation on forward foreign
    currency exchange contracts                            139,466
  Fund shares redeemed                                     214,474
  Foreign taxes to be withheld                              17,860
 Other accrued expenses                                    104,104
------------------------------------------------------------------
   Total liabilities                                     7,470,958
------------------------------------------------------------------
Net assets                                            $496,876,461
==================================================================
Net assets represented by (Note 3)
 Paid-in capital                                      $361,396,355
 Undistributed net investment income                        85,978
 Accumulated net realized gain on investment and
   foreign currency related transactions                59,696,846
 Net unrealized appreciation (depreciation) on
   investments and foreign currency related
   transcations                                         75,697,282
------------------------------------------------------------------
   Total net assets                                   $496,876,461
------------------------------------------------------------------
Net asset value per share
 Net assets of $496,876,461 / 57,242,129 shares
   outstanding                                        $       8.68
------------------------------------------------------------------


STATEMENT OF OPERATIONS
Year Ended October 31, 1996
========================================================================
Investment income
 Dividends (Net of foreign withholding
   taxes of $103,251)                                        $ 5,944,232
 Interest                                                      1,151,763
------------------------------------------------------------------------
   Total income                                                7,095,995
------------------------------------------------------------------------
Expenses
 Management fee                               $2,994,500
 Transfer agent fees                           1,227,881
 Accounting, auditing and legal                   70,044
 Custodian fees                                  270,162
 Printing                                         30,540
 Trustees' fees and expenses                      31,034
 Distribution Plan expenses                    4,845,352
 Registration fees                                57,858
 Miscellaneous expenses                           25,534
------------------------------------------------------------------------
   Total expenses                                              9,552,905
   Less: Expenses paid indirectly (Note 6)                       (44,293)
------------------------------------------------------------------------
 Net expenses                                                  9,508,612
------------------------------------------------------------------------
 Net investment loss                                          (2,412,617)
------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
 investments and foreign currency related
 transactions (Note 3)
 Net realized gain on investments and
   foreign currency related transactions                      70,337,618
------------------------------------------------------------------------
 Net change in unrealized appreciation on
   investments and foreign currency
   related transactions                                       (7,283,970)
------------------------------------------------------------------------
 Net realized and unrealized gain on
   investments and foreign currency
   related transactions                                       63,053,648
------------------------------------------------------------------------
 Net increase in net assets resulting
   from operations                                           $60,641,031
========================================================================

See Notes to Financial Statements.

PAGE 16
------------------------------------
Keystone Strategic Growth Fund (K-2)

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                 Year Ended October 31,
                                                                             ------------------------------
                                                                                 1996             1995
===========================================================================================================
Operations
Net investment loss                                                         ($   2,412,617)   ($  1,153,028)
Net realized gain on investments and foreign currency related
transactions                                                                   70,337,618       60,454,842
Net change in unrealized appreciation on investments and foreign
currency transactions                                                          (7,283,970)       8,987,189
-----------------------------------------------------------------------------------------------------------
 Net increase in net assets resulting from operations                          60,641,031       68,289,003
-----------------------------------------------------------------------------------------------------------
Distributions to shareholders from
Net investment income                                                            (478,981)               0
Net realized gain on investments and foreign currency related
transactions                                                                  (22,079,862)     (34,582,438)
-----------------------------------------------------------------------------------------------------------
 Total distributions to shareholders                                          (22,558,843)     (34,582,438)
-----------------------------------------------------------------------------------------------------------
Capital share transactions
Proceeds from shares sold                                                      65,085,209      101,411,115
Payments for shares redeemed                                                 (118,085,204)     (91,086,308)
Net asset value of shares issued in reinvestment of distributions              20,184,450       30,894,379
-----------------------------------------------------------------------------------------------------------
 Net increase (decrease) in net assets resulting from capital share
 transactions                                                                 (32,815,545)      41,219,186
-----------------------------------------------------------------------------------------------------------
  Total increase in net assets                                                  5,266,643       74,925,751
-----------------------------------------------------------------------------------------------------------
Net assets:
Beginning of period                                                           491,609,818      416,684,067
-----------------------------------------------------------------------------------------------------------
End of period [including undistributed net investment income as follows:
1996--$85,978 and 1995--$478,981]                                           $ 496,876,461     $491,609,818
===========================================================================================================

See Notes to Financial Statements.

PAGE 17
------------------------------------

NOTES TO FINANCIAL STATEMENTS

(1.) Significant Accounting Policies

Keystone Strategic Growth Fund (K-2) (the "Fund") is a Pennsylvania common law trust for which Keystone Management, Inc. ("KMI") is the Investment Manager and Keystone Investment Management Company ("Keystone") is the Investment Adviser. Keystone is a wholly owned subsidiary of Keystone Investments, Inc. ("KII") and KMI is, in turn, a wholly-owned subsidiary of Keystone. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end investment company. The Fund's investment objective is to provide shareholders with growth of capital.

  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Fund.

A. Valuation of Securities

Investments are usually valued at the closing sales price, or, in the absence of sales and for over-the- counter securities, the mean of the bid and asked prices. Securities for which valuations are not available from an independent pricing service (including restricted securities) are valued at fair value as determined in good faith according to procedures established by the Board of Trustees.

  Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value. Short-term securities with greater than 60 days to maturity are valued at market value.

B. Repurchase Agreements

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with certain other Keystone funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and/or Federal Agency obligations.

  Securities pledged as collateral for repurchase agreements are held by the custodian on the Fund's behalf. The Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement.

C. Foreign Currency

The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currency amounts are translated into U.S. dollars as follows: market value of investments, assets and liabilities at the daily rate of exchange; purchases and sales of investments, income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gain (loss) resulting from changes in foreign currency exchange rates is a component of net unrealized appreciation (depreciation) on investments and foreign currency related transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent

PAGE 18
------------------------------------
Keystone Strategic Growth Fund (K-2)

sale trade date is included in realized gain (loss) on foreign currency related transactions.

D. Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts ("forward contracts") to settle portfolio purchases and sales of securities denominated in a foreign currency and to hedge certain foreign currency assets or liabilities. Forward contracts are recorded at the forward rate and are marked-to-market daily. Realized gains and losses arising from such transactions are included in net realized gain (loss) on foreign currency related transactions. The Fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract and is subject to the credit risk that the other party will not fulfill their obligations under the contract. Forward contracts involve elements of market risk in excess of the amount reflected in the statement of assets and liabilities.

E. Security Transactions and Investment Income

Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Dividend income is recorded on the ex-dividend date.

F. Federal Income Taxes

The Fund has qualified and intends to qualify in the future as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Fund is relieved of any federal income tax liability by distributing all of its net taxable investment income and net taxable capital gains, if any, to its shareholders. The Fund also intends to avoid excise tax liability by making the required distributions under the Code. Accordingly, no provision for federal income tax is required.

G. Distributions

The Fund distributes net investment income and net capital gains, if any, at least annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

Income and capital gains distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to the differing treatment of foreign currency gains and losses and the classification of short term capital gains for book and tax purposes.

(2.) Capital Share Transactions

The Fund's Restatement of Trust Agreement authorizes the issuance of an unlimited number of shares of beneficial interest with a par value of $1.00. Transactions in shares of the Fund were as follows:

                                         Year Ended October 31,
                                      -----------------------------
                                          1996            1995
-------------------------------------------------------------------
Shares sold                             8,012,349       13,738,533
Shares redeemed                       (14,456,998)     (11,918,556)
Shares issued in reinvestment of
distributions                           2,591,072        3,996,685
-------------------------------------------------------------------
Net increase/(decrease)                (3,853,577)       5,816,662
===================================================================

(3.) Securities Transactions

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities and U.S. government securities) for the year ended October 31, 1996, were $744,597,577 and $824,803,255, respectively.

(4.) Distribution Plan

The Fund bears some of the costs of selling its shares under a Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the 1940 Act. Under the

PAGE 19
------------------------------------


Plan, the Fund pays its principal underwriter, Keystone Investment Distributors Company ("KIDC"), a wholly-owned subsidiary of Keystone, amounts that are calculated and paid daily.

  Under the Plan, the Fund pays a distribution fee, which may not exceed 1.00% of the Fund's average daily net assets. Of that amount, 0.75% is used to pay distribution expenses and 0.25% may be used to pay service fees.

  The Plan may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting shares of the Fund. However, after the termination of the Plan, at the discretion of the Board of Trustees, payments to KIDC may continue as compensation for its services that had been earned while the Plan was in effect.

  KIDC intends, but is not obligated, to continue to pay distribution costs that exceed the current annual payments from the Fund. KIDC intends to seek full payment of such distribution costs from the Fund at such time in the future as, and to the extent that, payment thereof by the Fund would be within permitted limits.

  Contingent deferred sales charges paid by redeeming shareholders may be paid to KIDC.

(5.) Investment Management Agreement and Other Affiliated Transactions

Under the terms of the Investment Management Agreement between KMI and the Fund, KMI provides investment management and administrative services to the Fund. In return, KMI is paid a management fee, computed and paid daily, at an amount determined by applying percentage rates starting at 0.70% and declining as net assets increase to 0.35% per annum, to the average daily net asset value of the Fund.

  KMI has entered into an Investment Advisory Agreement with Keystone under which Keystone provides investment advisory and management services to the Fund. In return for its services, Keystone receives an annual fee equal to 85% of the management fee received by KMI.

  During the year ended October 31, 1996, the Fund paid or accrued $24,446 to Keystone for certain accounting services. The Fund paid or accrued $1,227,881 to Keystone Investor Resource Center, Inc., a wholly-owned subsidiary of Keystone, for services rendered as the Fund's transfer and dividend disbursing agent.

  Certain officers and/or Directors of Keystone are also officers and/or Trustees of the Fund. Officers of Keystone and affiliated Trustees receive no compensation directly from the Fund.

(6.) Expense Offset Arrangement

The Fund has entered into an expense offset arrangement with its custodian. For the year ended October 31, 1996, the Fund incurred total custody fees of $270,162 and received a credit of $44,293 pursuant to this expense offset arrangement, resulting in a net custody expense of $225,869. The assets deposited with the custodian under this expense offset arrangement could have been invested in income-producing assets.

(7.) Distributions to Shareholders

A capital gain distribution of $1.04 per share was declared payable on November 27, 1996 to shareholders of record November 25, 1996. The capital gain distribution consists of $0.94 per share long-term and $0.10 per share short-term. This distribution is not reflected in the accompanying financial statements.

PAGE 20
------------------------------------
Keystone Strategic Growth Fund (K-2)


(8.) Agreement and Plan of Acquisition

On September 6, 1996, KII entered into an Agreement and Plan of Acquisition and Merger with First Union Corporation ("First Union"), First Union National Bank of North Carolina ("FUNB-NC") and certain other parties pursuant to which KII will be merged with and into a wholly-owned subsidiary of FUNB-NC. Subject to the receipt of required regulatory and shareholder approvals, the proposed merger is expected to take place in December 1996.

===============================================================================
FEDERAL TAX STATUS--FISCAL 1996 DISTRIBUTIONS (Unaudited)

 For the fiscal year ended October 31, 1996 a capital gain distribution of $0.36 per share and an income distribution of $0.01 per share was paid. Of the capital gain distribution $0.19 is considered long term and $0.17 is considered short term. The distribution is taxable to shareholders in the year in which received by them or credited to their accounts.

  In January 1997, we will send you complete information on the distributions paid during the calendar year to help you in completing your federal tax return.

PAGE 21
------------------------------------

INDEPENDENT AUDITORS' REPORT

The Trustees and Shareholders
Keystone Strategic Growth Fund (K-2)

We have audited the accompanying statement of assets and liabilities of Keystone Strategic Growth Fund (K-2) including the schedule of investments, as of October 31, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the ten-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Keystone Strategic Growth Fund (K-2) as of October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the ten-year period then ended in conformity with generally accepted accounting principles.

                                                      KPMG Peat Marwick LLP

Boston, Massachusetts
November 29, 1996

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Keystone Strategic Growth Fund (K-2)


                               Keystone's Services
                                for Shareholders

 KEYSTONE AUTOMATED RESPONSE LINE (KARL)--Receive up-to-date account information on your balance, last transaction and recent Fund distribution. You may also process transactions such as investments, redemptions and exchanges using a touch-tone telephone as well as receive quotes on price, yield, and total return of your Keystone Fund. Call toll-free, 1-800-346-3858.

  EASY ACCESS TO INFORMATION ON YOUR ACCOUNT--Information about your Keystone account is available 24 hours a day through KARL. To speak with a Shareholder Services representative about your account, call toll-free 1-800-343-2898 between 8:00 A.M. and 6:00 P.M. Eastern time. Retirement Plan investors should call 1-800-247-4075.

  ADDITIONS TO YOUR ACCOUNT--You can buy additional shares for your account at any time, with no minimum additional investment.

  REINVESTMENT OF DISTRIBUTIONS--You can compound the return on your investment by automatically reinvesting your Fund's distributions at net asset value with no sales charge.

  EXCHANGE PRIVILEGE--You may move your money among funds in the same Keystone family quickly and easily for a nominal service fee. KARL gives you the added ability to move your money any time of day, any day of the week. Keystone offers a variety of funds with different investment objectives for your changing investment needs.

  ELECTRONIC FUNDS TRANSFER (EFT)-- Referred to as the "paper-less transaction," EFT allows you to take advantage of a variety of preauthorized account transactions, including automatic monthly investments and systematic monthly or quarterly withdrawals. EFT is a quick, safe and accurate way to move money between your bank account and your Keystone account.

  CHECK WRITING--Shareholders of Keystone Liquid Trust may exercise the check writing privilege to draw from their accounts.

  EASY REDEMPTION--KARL makes redemption services available to you 24 hours a day, every day of the year. The amount you receive may be more or less than your original account value depending on the value of fund shares at time of redemption.

  RETIREMENT PLANS--Keystone offers a full range of retirement plans, including IRA, SEP-IRA, profit sharing, money purchase, and defined contribution plans. For more information, please call Retirement Plan Services, toll-free at 1-800-247-4075.

  Keystone is committed to providing you with quality, responsive account service. We will do our best to assist you and your financial adviser in carrying out your investment plans.

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